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                                                                     Exhibit 1.1

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                           EXACT SCIENCES CORPORATION


                            (a Delaware corporation)



                    [number of shares] Shares of Common Stock



                             U.S. PURCHASE AGREEMENT








Dated:  --, 2001

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                           EXACT SCIENCES CORPORATION
                            (a Delaware corporation)

                    [number of shares] Shares of Common Stock
                           (Par Value $0.01 Per Share)

                             U.S. PURCHASE AGREEMENT

                                                                        --, 2001

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
CIBC World Markets Corp.
Thomas Weisel Partners LLC
  as Representatives of the several U.S. Underwriters
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
World Financial Center, North Tower
250 Vesey Street
New York, NY 10281-1327

Ladies and Gentlemen:

       EXACT Sciences Corporation, a Delaware corporation (the "COMPANY"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MERRILL LYNCH") and each of the other underwriters named in Schedule A hereto (collectively, the "U.S. UNDERWRITERS", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, CIBC World Markets Corp. and Thomas Weisel Partners LLC are acting as representatives (in such capacity, the "REPRESENTATIVES"), with respect to the issue and sale by the Company and the purchase by the U.S. Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $0.01 per share, of the Company ("COMMON STOCK") set forth in said Schedule A, and with respect to the grant by the Company to the U.S. Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of [number of over-allotment shares] additional shares of Common Stock to cover over-allotments, if any. The aforesaid [number of shares] shares of Common Stock (the "INITIAL U.S. SECURITIES") to be purchased by the U.S. Underwriters and all or any part of the [number of over-allotment shares] shares of Common Stock subject to the option described in Section 2(b) hereof (the "U.S. OPTION SECURITIES") are hereinafter called, collectively, the "U.S. SECURITIES".

       It is understood that the Company is concurrently entering into an agreement dated the date hereof (the "INTERNATIONAL PURCHASE AGREEMENT") providing for the offering by the Company


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of an aggregate of [number of International Shares] shares of Common Stock (the
"INITIAL INTERNATIONAL SECURITIES") through arrangements with Merrill Lynch International, CIBC World Markets plc. and Thomas Weisel Partners LLC (collectively, the "INTERNATIONAL MANAGERS") and the grant by the Company to the International Managers, acting severally and not jointly, of an option to purchase all or any part of the International Managers' pro rata portion of up to [number of International Over-allotment Shares] additional shares of Common Stock solely to cover over-allotments, if any (the "INTERNATIONAL OPTION SECURITIES" and, together with the U.S. Option Securities, the "OPTION SECURITIES"). The Initial International Securities and the International Option Securities are hereinafter called the "INTERNATIONAL SECURITIES". It is understood that the Company is not obligated to sell, and the U.S. Underwriters are not obligated to purchase, any Initial U.S. Securities unless all of the Initial International Securities are contemporaneously purchased by the International Managers.

       The U.S. Underwriters and the International Managers are hereinafter collectively called the "UNDERWRITERS", the Initial U.S. Securities and the Initial International Securities are hereinafter collectively called the "INITIAL SECURITIES", and the U.S. Securities and the International Securities are hereinafter collectively called the "SECURITIES".

       The Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "INTERSYNDICATE AGREEMENT") providing for the coordination of certain transactions among the Underwriters under the direction of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (in such capacity, the "GLOBAL COORDINATOR").

       The Company understands that the U.S. Underwriters propose to make a public offering of the U.S. Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

       The Company and the U.S. Underwriters agree that up to o shares of the Initial U.S. Securities to be purchased by the U.S. Underwriters and up to o shares of the Initial International Securities to be purchased by the International Managers (collectively, the "RESERVED SECURITIES") shall be reserved for sale by the Underwriters to certain eligible directors, officers, employees and business associates of the Company and related persons, as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. and all other applicable laws, rules and regulations. To the extent that such Reserved Securities are not orally confirmed for purchase by such eligible directors, officers, employees and business associates of the Company and related persons by the end of the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

       The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-1 (No. 333-48812) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 ACT"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this


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Agreement, the Company will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("RULE 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 ACT REGULATIONS") and paragraph (b) of Rule 424 ("RULE 424(b)") of the 1933 Act Regulations or
(ii) if the Company has elected to rely upon Rule 434 ("RULE 434") of the 1933 Act Regulations, prepare and file a term sheet (a "TERM SHEET") in accordance with the provisions of Rule 434 and Rule 424(b). Two forms of prospectus are to be used in connection with the offering and sale of the Securities: one relating to the U.S. Securities (the "FORM OF U.S. PROSPECTUS") and one relating to the International Securities (the "FORM OF INTERNATIONAL PROSPECTUS"). The Form of U.S. Prospectus is identical to the Form of International Prospectus, except for the front cover and back cover pages and the information under the caption "Underwriting". The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph
(b) of Rule 430A is referred to as "RULE 430A INFORMATION" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "RULE 434 INFORMATION." Each Form of U.S. Prospectus and Form of International Prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "PRELIMINARY PROSPECTUS." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "REGISTRATION STATEMENT." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "RULE 462(b) REGISTRATION STATEMENT," and after such filing the term "REGISTRATION STATEMENT" shall include the Rule 462(b) Registration Statement. The final Form of U.S. Prospectus and the final Form of International Prospectus in the forms first furnished to the Underwriters for use in connection with the offering of the Securities are herein called the "U.S. PROSPECTUS" and the "INTERNATIONAL PROSPECTUS", respectively, and collectively, the "PROSPECTUSES". If Rule 434 is relied on, the terms "U.S. Prospectus" and "International Prospectus" shall refer to the preliminary U.S. Prospectus dated ___, 2001 and the preliminary International Prospectus dated ___, 2001, respectively, each together with the applicable Term Sheet and all references in this Agreement to the date of such Prospectus shall mean the date of the applicable Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the U.S. Prospectus, the International Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

       SECTION 1. Representations and Warranties.

       (a) REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company represents and warrants to each U.S. Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each U.S. Underwriter, as follows:

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              (i) COMPLIANCE WITH REGISTRATION REQUIREMENTS. Each of the
       Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

              At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectuses, any preliminary prospectuses and any supplement thereto or prospectus wrapper prepared in connection therewith, at their respective times of issuance and at the Closing Time, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectuses and such preliminary prospectuses, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities. Neither of the Prospectuses nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectuses or any amendments or supplements thereto were issued and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectuses shall not be "materially different", as such term is used in Rule 434, from the prospectuses included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the U.S. Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any U.S. Underwriter through the Representatives expressly for use in the Registration Statement or the U.S. Prospectus.

              Each preliminary prospectus and the prospectuses filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectuses delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.


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              (ii) INDEPENDENT ACCOUNTANTS. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

              (iii) FINANCIAL STATEMENTS. The financial statements included in the Registration Statement and the Prospectuses, together with the related schedules and notes, present fairly the financial position of the Company at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved except as disclosed therein. The supporting schedules included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectuses present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements or the unaudited financial statements, as the case may be, to which such selected financial data and summary financial information relates. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectuses present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

              (iv) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise, whether or not arising in the ordinary course of business (a "MATERIAL ADVERSE EFFECT"), (B) there have been no transactions entered into by the Company or its subsidiary, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiary considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

              (v) GOOD STANDING OF THE COMPANY. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in


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       which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

              (vi) GOOD STANDING OF SUBSIDIARY. The Company's subsidiary, the EXACT Sciences Securities Corporation (the "SUBSIDIARY"), has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of the Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of the Subsidiary.

              (vii) CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectuses or pursuant to the exercise of convertible securities or options referred to in the Prospectuses). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

              (viii) AUTHORIZATION OF AGREEMENT. This Agreement and the International Purchase Agreement have been duly authorized, executed and delivered by the Company.

              (ix) AUTHORIZATION AND DESCRIPTION OF SECURITIES. The Securities to be purchased by the U.S. Underwriters and the International Managers from the Company have been duly authorized for issuance and sale to the U.S. Underwriters pursuant to this Agreement and the International Managers pursuant to the International Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to this Agreement and the International Purchase Agreement, respectively, against payment of the consideration set forth herein and in the International Purchase Agreement, respectively, will be validly issued, fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectuses and such description conforms to the rights set forth in the instruments defining the same; no


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       holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

              (x) ABSENCE OF DEFAULTS AND CONFLICTS. Neither the Company nor the Subsidiary is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or the Subsidiary is a party or by which it may be bound, or to which any of the property or assets of the Company or the Subsidiary is subject (collectively, "AGREEMENTS AND INSTRUMENTS") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the International Purchase Agreement and the consummation of the transactions contemplated in this Agreement, the International Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectuses under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement and the International Purchase Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or the Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, the Subsidiary or any of their assets, properties or operations. As used herein, a "REPAYMENT EVENT" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or the Subsidiary.

              (xi) ABSENCE OF LABOR DISPUTE. No labor dispute with the employees of the Company or the Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or the Subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

              (xii) ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or


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       affecting the Company or the Subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement and the International Purchase Agreement or the performance by the Company of its obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Company or the Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

              (xiii) ACCURACY OF EXHIBITS. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectuses or to be filed as exhibits thereto which have not been so described and filed as required.

              (xiv) POSSESSION OF INTELLECTUAL PROPERTY. The Company and the Subsidiary own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "INTELLECTUAL PROPERTY") necessary to carry on the business now operated by them, and neither the Company nor the Subsidiary has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property except as disclosed in the Registration Statement or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or the Subsidiary therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

              (xv) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities under this Agreement and the International Purchase Agreement or the consummation of the transactions contemplated by this Agreement and the International Purchase Agreement, except (i) such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations and foreign or state securities or blue sky laws and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered.

              (xvi) POSSESSION OF LICENSES AND PERMITS. The Company and the Subsidiary possess such permits, licenses, approvals, consents and other authorizations (collectively, "GOVERNMENTAL LICENSES") issued by the appropriate federal, state, local or foreign

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       regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and the Subsidiary are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

              (xvii) TITLE TO PROPERTY. The Company and the Subsidiary own no real property. The Company and the Subsidiary have good title to all personal properties owned by the Company and the Subsidiary, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectuses or (b) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or the Subsidiary; and all of the leases and subleases material to the business of the Company and the Subsidiary, considered as one enterprise, and under which the Company or the Subsidiary holds properties described in the Prospectuses, are in full force and effect, and neither the Company nor the Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or the Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or the Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

              (xviii) INVESTMENT COMPANY ACT. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectuses will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 ACT").

              (xix) ENVIRONMENTAL LAWS. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor the Subsidiary is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "HAZARDOUS MATERIALS") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "ENVIRONMENTAL LAWS"), (B) the Company and the Subsidiary have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the best knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or the Subsidiary and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or the Subsidiary relating to Hazardous Materials or any Environmental Laws.

              (xx) REGISTRATION RIGHTS. Except as disclosed in the Registration Statement, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

       (b) OFFICER'S CERTIFICATES. Any certificate signed by any officer of the Company or the Subsidiary delivered to the Global Coordinator, Representatives or to counsel for the U.S. Underwriters shall be deemed a representation and warranty by the Company to each U.S. Underwriter as to the matters covered thereby.

       SECTION 2. SALE AND DELIVERY TO U.S. UNDERWRITERS; CLOSING.

       (a) INITIAL SECURITIES. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each U.S. Underwriter, severally and not jointly, and each U.S. Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule B, the number of Initial U.S. Securities set forth in Schedule A opposite the name of such U.S. Underwriter, plus any additional number of Initial U.S. Securities which such U.S. Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

       (b) OPTION SECURITIES. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the U.S. Underwriters, severally and not jointly, to purchase up to an additional [number of over-allotment shares] shares of Common Stock at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial U.S. Securities but not payable on the U.S. Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial U.S. Securities upon notice by the Global Coordinator to the Company setting forth the number of U.S. Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such U.S. Option Securities. Any such time and date of delivery for the U.S. Option Securities (a "DATE OF Delivery") shall be determined by the Global Coordinator, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the U.S. Option Securities, each of the U.S. Underwriters, acting severally and not jointly, will purchase that proportion of the total number of U.S. Option Securities then being purchased which the number of Initial U.S. Securities set forth in Schedule A opposite the name of such U.S. Underwriter bears to the total number of Initial U.S. Securities, subject in each case to such adjustments as the Global Coordinator in its discretion shall make to eliminate any sales or purchases of fractional shares.

       (c) PAYMENT. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Global Coordinator and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Global Coordinator and the Company (such time and date of payment and delivery being herein called "CLOSING TIME").

       In addition, in the event that any or all of the U.S. Option Securities are purchased by the U.S. Underwriters, payment of the purchase price for, and delivery of certificates for, such U.S. Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Global Coordinator and the Company, on each Date of Delivery as specified in the notice from the Global Coordinator to the Company.

       Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the U.S. Underwriters of certificates for the U.S. Securities to be purchased by them. It is understood that each U.S. Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial U.S. Securities and the U.S. Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the U.S. Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial U.S. Securities or the U.S. Option Securities, if any, to be purchased by any U.S. Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such U.S. Underwriter from its obligations hereunder.

       (d) DENOMINATIONS; REGISTRATION. Certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, will be made available for examination and packaging by the Representatives in New York City not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

       SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with each U.S. Underwriter as follows:

              (a) COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Global Coordinator immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

              (b) FILING OF AMENDMENTS. The Company will give the Global Coordinator notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either any prospectus included in the Registration Statement at the time it became effective or to the Prospectuses, will furnish the Global Coordinator with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Global Coordinator or counsel for the U.S. Underwriters shall reasonably object.

              (c) DELIVERY OF REGISTRATION STATEMENTS. The Company has furnished or will deliver to the Representatives and counsel for the U.S. Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the U.S. Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the U.S. Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

              (d) DELIVERY OF PROSPECTUSES. The Company has delivered to each U.S. Underwriter, without charge, as many copies of each preliminary prospectus as such U.S. Underwriter has reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each U.S. Underwriter, without charge, during the period when the U.S. Prospectus is required to be delivered under the 1933 Act or the Securities Exchange Act of 1934 (the "1934 ACT"), such number of copies of the U.S. Prospectus (as amended or supplemented) as such U.S. Underwriter may reasonably request. The U.S. Prospectus and any amendments or supplements thereto furnished to the U.S. Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

              (e) CONTINUED COMPLIANCE WITH SECURITIES LAWS. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and the International Purchase Agreement and in the Prospectuses. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the U.S. Underwriters or for the Company, to amend the Registration Statement or amend or supplement any Prospectus in order that the Prospectuses will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time any such Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be reasonably necessary to correct such statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements, and the Company will furnish to the U.S. Underwriters such number of copies of such amendment or supplement as the U.S. Underwriters may reasonably request.

              (f) BLUE SKY QUALIFICATIONS. The Company will use its best efforts, in cooperation with the U.S. Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Global Coordinator may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

              (g) RULE 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

              (h) USE OF PROCEEDS. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectuses under "Use of Proceeds."

              (i) LISTING. The Company will use its best efforts to effect and maintain the quotation of the Securities on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

              (j) RESTRICTION ON SALE OF SECURITIES. During the period commencing on the date of this Agreement (the "COMMENCEMENT DATE") and ending 180 days thereafter, the Company will not, without the prior written consent of the Global Coordinator, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; PROVIDED, HOWEVER, the Company may issue shares of Common Stock or other securities convertible into or exercisable or exchangeable for shares of Common Stock in connection with strategic business relationships, including marketing and distribution business relationships, only if such transferee executes and delivers to Merrill Lynch an agreement in the same form and content, and with the same expiration date, as the form of lock-up agreement attached hereto as Exhibit C-1 or Exhibit C-2, as the case may be. The foregoing sentence shall not apply to (A) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectuses or (B) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectuses and any registration statements filed related thereto.

              (k) REPORTING REQUIREMENTS. The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

              (l) COMPLIANCE WITH NASD RULES. The Company hereby agrees that it will ensure that the Reserved Securities will be restricted as required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

              (m) COMPLIANCE WITH RULE 463. The Company will include in its periodic reports filed with the Commission pursuant to the 1934 Act such information as may be required pursuant to Rule 463 of the 1933 Act Regulations.

       SECTION 4. PAYMENT OF EXPENSES.

       (a) EXPENSES. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the U.S. Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and the transfer of the Securities between the U.S. Underwriters and the International Managers, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the filing fees incident to any necessary filings under state securities laws and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto (which shall not exceed $5,000), (vi) the printing and delivery to the U.S. Underwriters of copies of each preliminary prospectus, any Term
Sheets and of the Prospectuses and any amendments or supplements thereto,
(vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, and (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market and (xi) all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, in connection with matters related to the Reserved Securities which are designated by the Company for sale to eligible directors, officers, employees and business associates of the Company and related persons.

       (b) TERMINATION OF AGREEMENT. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the U.S. Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the U.S. Underwriters.

       SECTION 5. CONDITIONS OF U.S. UNDERWRITERS' OBLIGATIONS. The obligations of the several U.S. Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or the Subsidiary delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

              (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the U.S. Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

              (b) OPINIONS OF COUNSEL FOR COMPANY. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, together with signed or reproduced copies of each such letter for each of the other Underwriters, of each of (1) Testa, Hurwitz & Thibeault, LLP, counsel for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, to the effect set forth in Exhibit A hereto and to such further effect as counsel to the U.S. Underwriters may reasonably request; (2) Testa, Hurwitz & Thibeault, LLP, patent counsel for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the U.S. Underwriters may reasonably request; and (3) Buc & Beardsley, special regulatory counsel for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, to the effect set forth in Exhibit D hereto and to such further effect as counsel to the U.S. Underwriters may reasonably request.

              (c) OPINION OF COUNSEL FOR U.S. UNDERWRITERS. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Shearman & Sterling, counsel for the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (i),
       (ii), (v), (vi) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company),
       (viii) through (x), inclusive, (xii), (xiv) (solely as to the information in the Prospectus under "Description of Capital Stock-- Common Stock") and the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Subsidiary and certificates of public officials.

              (d) OFFICERS' CERTIFICATE. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiary considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chairman or President of the Company and of the chief financial officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

              (e) ACCOUNTANTS' COMFORT LETTER. At the time of the execution of this Agreement, the Representatives shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectuses.

              (f) BRING-DOWN COMFORT LETTER. At Closing Time, the
       Representatives shall have received from Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

              (g) APPROVAL OF LISTING. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

              (h) NO OBJECTION. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

              (i) LOCK-UP AGREEMENTS. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit C-1 hereto signed by each of the entities and persons listed on Schedule C-1 hereto, and an agreement substantially in the form of Exhibit C-2 hereto signed by each of the entities and persons listed on Schedule C-2 hereto.

              (j) PURCHASE OF INITIAL INTERNATIONAL SECURITIES.
       Contemporaneously with the purchase by the Underwriters of the Initial U.S. Securities under this Agreement, the International Managers shall have purchased the Initial International Securities under the International Purchase Agreement.

              (k) CONDITIONS TO PURCHASE OF U.S. OPTION SECURITIES. In the event that the U.S. Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the U.S. Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or the Subsidiary hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                     (i) OFFICERS' CERTIFICATE. A certificate, dated such Date
              of Delivery, of the Chairman or President of the Company and of the chief financial officer of the Company confirming that the certificate delivered at Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

                     (ii) OPINION OF COUNSEL FOR COMPANY. The favorable opinion each of (1) Testa Hurwitz & Thibeault, LLP, counsel for the Company, (2) Testa Hurwitz & Thibeault, LLP, patent counsel for the Company, and (3) Buc & Beardsley, special regulatory counsel for the Company, each in form and substance satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(b) hereof.

                     (iii) OPINION OF COUNSEL FOR U.S. UNDERWRITERS. The
              favorable opinion of Shearman & Sterling, counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of

              Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                     (iv) BRING-DOWN COMFORT LETTER. A letter from Arthur
              Andersen LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than three days prior to such Date of Delivery.

              (l) ADDITIONAL DOCUMENTS. At Closing Time and at each Date of Delivery, counsel for the U.S. Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the U.S. Underwriters.

              (m) TERMINATION OF AGREEMENT. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of U.S. Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several U.S. Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and, if any Securities have been purchased and sold pursuant hereto, Section 8 shall survive any such termination and remain in full force and effect.

       SECTION 6. INDEMNIFICATION.

       (a) Indemnification of U.S. Underwriters. The Company agrees to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

              (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary Prospectuses or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered and (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in any foreign jurisdiction in connection with the reservation and sale of the Reserved Securities to eligible directors, officers, employees and business associates of the Company and related persons or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectuses or preliminary prospectuses, not misleading;

              (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

              (iv) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof, to the extent that any such expense is not paid under (i), (ii) or (iii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense (a) to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any U.S. Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectuses or the U.S. Prospectus (or any amendment or supplement thereto) and
(b) with respect to any preliminary prospectus to the extent that any such loss, liability, claim, damage or expense of such U.S. Underwriter results solely from the fact that such U.S. Underwriter sold Securities to a person as to whom the Company shall establish that there was not sent by commercially reasonable means, at or prior to the written confirmation of such sale, a copy of the Prospectus in any case where such delivery is required by the 1933 Act, if the Company has previously furnished copies thereof in sufficient quantity to such U.S. Underwriter (in compliance with Section 3(d) hereof) and the loss, liability, claim, damage or expense of such U.S. Underwriter results from an untrue statement or omission of a material fact contained in the preliminary prospectuses that was corrected in the Prospectus.

       (b) INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS. Each U.S. Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary U.S. prospectus or the U.S. Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such U.S. Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the U.S. Prospectus (or any amendment or supplement thereto).

       (c) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; PROVIDED, HOWEVER, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

       (d) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) and Section 6(a)(iii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party, prior to the date of such settlement, (1) reimburses such indemnified party in accordance with such request for the amount of such fees and expenses of counsel as the indemnifying party believes in good faith to be reasonable, and (2) provides written notice to the indemnified party that the indemnifying party disputes in good faith the reasonableness of the unpaid balance of such fees and expenses.

       (e) INDEMNIFICATION FOR RESERVED SECURITIES. In connection with the offer and sale of the Reserved Securities, the Company agrees, promptly upon a request in writing, to indemnify and hold harmless the U.S. Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of eligible directors, officers, employees and business associates of the Company and related persons to pay for and accept delivery of Reserved Securities which, by the end of the first business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase.

       SECTION 7. CONTRIBUTION. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the U.S. Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the U.S. Underwriters on the other hand in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

       The relative benefits received by the Company on the one hand and the U.S. Underwriters on the other hand in connection with the offering of the U.S. Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the U.S. Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the U.S. Underwriters, in each case as set forth on the cover of the U.S. Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the U.S. Securities as set forth on such cover.

       The relative fault of the Company on the one hand and the U.S. Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the U.S. Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in Section 6(a)(ii)(A) hereof.

       The Company and the U.S. Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

       Notwithstanding the provisions of this Section, no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       For purposes of this Section, each person, if any, who controls a U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such U.S. Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The U.S. Underwriters' respective obligations to contribute pursuant to this Section are several in proportion to the number of Initial U.S. Securities set forth opposite their respective names in Schedule A hereto and not joint.

       SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Subsidiary submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any U.S. Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the U.S. Underwriters.

       SECTION 9. TERMINATION OF AGREEMENT.

       (a) TERMINATION; GENERAL. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the U.S. Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiary considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the reasonable judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the

Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal, Delaware or New York authorities.

       (b) LIABILITIES. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and, if any Securities have been purchased and sold pursuant hereto,
Section 8 shall survive such termination and remain in full force and effect.

       SECTION 10. DEFAULT BY ONE OR MORE OF THE U.S. UNDERWRITERS. If one or more of the U.S. Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "DEFAULTED SECURITIES"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting U.S. Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

              (a) if the number of Defaulted Securities does not exceed 10% of the number of U.S. Securities to be purchased on such date, the non-defaulting U.S. Underwriters shall be obligated, each severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting U.S. Underwriters, or

              (b) if the number of Defaulted Securities exceeds 10% of the number of U.S. Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after Closing Time, the obligation of the U.S. Underwriters to purchase and of the Company to sell the U.S. Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting U.S. Underwriter.

       No action taken pursuant to this Section shall relieve any defaulting U.S. Underwriter from liability in respect of its default.

       In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after Closing Time, which does not result in a termination of the obligation of the U.S. Underwriters to purchase and the Company to sell the relevant U.S. Option Securities, as the case may be, either the Representatives or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements. As used herein, the term "U.S. UNDERWRITER" includes any person substituted for a U.S. Underwriter under this Section.

       SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the U.S. Underwriters shall be directed to the Representatives at World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1327, attention of --; and notices to the Company shall be directed to it at 63 Great Road, Maynard, Massachusetts, 01754, attention of Stanley N. Lapidus.

       SECTION 12. PARTIES. This Agreement shall inure to the benefit of and be binding upon the U.S. Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the U.S. Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the U.S. Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any U.S. Underwriter shall be deemed to be a successor by reason merely of such purchase.

       SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

       SECTION 14. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

       If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the U.S. Underwriters and the Company in accordance with its terms.

                                       Very truly yours,

                                       EXACT SCIENCES CORPORATION


                                       By
                                         --------------------------------------
                                         Title:


CONFIRMED AND ACCEPTED,
  as of the date first above written:


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
CIBC WORLD MARKETS CORP.
THOMAS WEISEL PARTNERS LLC

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED


By
  --------------------------------------
         Authorized Signatory

For itself and as Representatives of the other U.S. Underwriters named in Schedule A hereto.

                                   SCHEDULE A


                                                                                                    NUMBER OF
                                                                                                   U.S. INITIAL
    NAME OF U.S. UNDERWRITER                                                                        SECURITIES
    ------------------------                                                                       ------------
Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated.......................................................
CIBC World Markets Corp.................................................................
Thomas Weisel Partners LLC..............................................................

Total...................................................................................         [number of shares]
                                                                                                 ==================

                                   SCHEDULE B

                           EXACT SCIENCES CORPORATION

                    [number of shares] Shares of Common Stock
                           (Par Value $0.01 Per Share)




       1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $--.

       2. The purchase price per share for the U.S. Securities to be paid by the several U.S. Underwriters shall be $--, being an amount equal to the initial public offering price set forth above less $-- per share; provided that the purchase price per share for any U.S. Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial U.S. Securities but not payable on the U.S. Option Securities.

                                  SCHEDULE C-1

          List of persons and entities (other than officers, directors and 10% stockholders of the Company) subject to lock-up

                                  SCHEDULE C-2

         List of officers, directors and 10% stockholders of the Company subject to lock-up

                                                                       EXHIBIT A



                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)


                             ______________ __, 2001


Merrill Lynch International
CIBC World Markets plc
Thomas Weisel Partners LLC
   c/o Merrill Lynch International
   Ropemaker Place
   25 Ropemaker Street
   London EC2Y 9LY
   England

         Re:    EXACT SCIENCES CORPORATION
                SHARES OF COMMON STOCK

Ladies and Gentlemen:

         We have acted as counsel for EXACT Sciences Corporation, a Delaware corporation (the "Company"), in connection with the sale by the Company to you (collectively, the "International Managers") pursuant to the International Purchase Agreement dated January __, 2001 (the "International Purchase Agreement") of an aggregate of ___ shares (the "Initial International Securities") of the Company's common stock, par value $.01 per share (the "Common Stock") and up to an aggregate of ___ shares of Common Stock issuable pursuant to an over-allotment option granted to the International Managers (the "International Option Securities", and together with the Initial International Securities, the "International Securities"), and the sale by the Company to the several underwriters (the "U.S. UNDERWRITERS", and together with the International Managers, the "Underwriters") named in SCHEDULE I to the U.S. Purchase Agreement dated __________ __, 2001 (the "U.S. Purchase Agreement", and together with the International Purchase Agreement, the "Purchase Agreements") among you, as Representatives of the U.S. Underwriters, and the Company of an aggregate of ________ shares (the "Initial U.S. Securities") of the Company's Common Stock and up to an aggregate of ______ shares of Common Stock issuable pursuant to an over-allotment option granted to the U.S. Underwriters (the "U.S. Option Securities", and together with the Initial U.S. Securities, the "U.S. Securities").

Merrill Lynch International
CIBC World Markets plc
Thomas Weisel Partners LLC
______________ __, 2001
Page 2


The Initial International Securities and the Initial U.S. Securities are hereinafter called the "Initial Securities", the International Option Securities and the U.S. Option Securities are hereinafter called the "Option Securities" and the International Securities and the U.S. Securities are hereinafter called the "Securities." Capitalized terms used herein, unless otherwise defined herein, shall have the respective meanings assigned to such terms in the U.S. Purchase Agreement.

         This opinion is being furnished to you pursuant to Section 5(b) of the International Purchase Agreement.

         We have examined such documents, records and matters of law as we have deemed necessary for purposes of this opinion, including:

                  (i) the Company's Registration Statement on Form S-1 (File No. 333-48812) relating to the Securities, filed with the Securities and Exchange Commission (the "Commission") on October 27, 2000 under the Securities Act of 1933, as amended (the "Act"), Amendment No. 1 thereto filed with the Commission on December 4, 2000, Amendment No. 2 thereto filed with the Commission on December 7, 2000, Amendment No. 3 thereto filed with the Commission on December 26, 2000, Amendment No. 4 thereto filed with the Commission on January 8, 2001, and Amendment No. 5 thereto filed with the Commission on January __, 2001, including information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A of the General Rules and Regulations promulgated under the Act (the "Rules and Regulations") (such registration statement, as so amended, being hereinafter referred to as the "Registration Statement");

                  (ii) the final U.S. prospectus (the "U.S. Prospectus"), dated ______ __, 2001, relating to the U.S. Securities, in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;

                  (iii) the final international prospectus, dated _______ __, 2001, (the "International Prospectus", and together with the U.S. Prospectus, the "Prospectuses") relating to the International Securities, in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;

                  (iv) executed copies of the Purchase Agreements;

                  (v) Certificates of the Secretary of State of the State of Delaware and Certificates of the Secretary of State of the Commonwealth of Massachusetts with respect

Merrill Lynch International
CIBC World Markets plc
Thomas Weisel Partners LLC
______________ __, 2001
Page 3


         to each of the Company and its subsidiary, EXACT Sciences Securities Corporation (the "Subsidiary");

                  (vi) the Sixth Amended and Restated Certificate of Incorporation of the Company as filed on ________ (the "Company's Certificate of Incorporation"), and the Certificate of Incorporation of the Subsidiary as filed on December 18, 2000 (the "Subsidiary's Certificate of Incorporation", and together with the Company's Certificate of Incorporation, the "Certificates of Incorporation"), each as certified by the Secretary of State of the State of Delaware;

                  (vii) the by-laws, as amended, of the Company (the "Company's By-laws") and the by-laws of the Subsidiary (the "Subsidiary's By-laws", and together with the Company's By-laws, the "By-laws"), each as currently in effect;

                  (viii) the minute books and stock records of each of the Company and Subsidiary;

                  (ix) a Secretary's Certificate of the Company, dated the date hereof;

                  (x) the officers' certificates, dated the date hereof; and

                  (xi) such other documents, records, and materials as we deemed necessary for the purpose of rendering the opinions rendered herein.

         In rendering this opinion, as to all matters of fact relevant to this opinion, we have assumed the completeness and accuracy of, and are relying solely upon, the representations, warranties and agreements of the Company set forth in the Purchase Agreements and the statements set forth in certificates of public officials and officers of the Company, without making any independent investigation or inquiry with respect to the completeness or accuracy of such representations, warranties, agreements or statements, other than a review of the Certificates of Incorporation, the By-laws and the relevant minute books of the Company and the Subsidiary, respectively. In rendering the opinions set forth in paragraphs (1) and (3) below as to the valid existence and good standing of the Company and the Subsidiary in the State of Delaware and the Commonwealth of Massachusetts, we have assumed the completeness and accuracy of, and are relying solely upon, certificates of legal existence and good standing issued by the Secretary of State of Delaware and the Secretary of State of Massachusetts, respectively. Any reference herein to "our knowledge," "known to us" or any variation thereof shall mean that in the course of our representation of the Company in connection with the preparation of the Registration

Merrill Lynch International
CIBC World Markets plc
Thomas Weisel Partners LLC
______________ __, 2001
Page 4


Statement, we have not obtained actual knowledge of the existence or absence of any facts that would contradict our opinions set forth below.

         We have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies, whether certified or not.

         We are members only of the bar of the Commonwealth of Massachusetts and therefore do not hold ourselves out as experts in, and express no opinion as to, the laws of any other state or jurisdiction other than the federal laws of the United States and the Commonwealth of Massachusetts, and, to the extent necessary for this opinion, the General Corporation Law of the State of Delaware. We note that each Purchase Agreement provides that it is to be governed by the laws of the State of New York. We express no opinion as to matters of the laws of the State of New York. For the matters covered in paragraphs 12 and 14 below, we express no opinion with respect to the federal Food, Drug and Cosmetic Act ("FDCA") or the Clinical Laboratory Improvement Act ("CLIA") and the regulations promulgated thereunder. We have not acted, and do not act, as counsel for the Company in connection with the FDCA or CLIA.

         Based on and subject to the foregoing, we are of the opinion that:

                  1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company is duly qualified as a foreign corporation to transact business and is in good standing in Massachusetts, which is the only jurisdiction in the United States in which, to our knowledge, the Company maintains an office or leases real property.

                  2. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under the Purchase Agreements.

                  3. The Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in Massachusetts, which is the only jurisdiction in the United States in which, to our knowledge, the Subsidiary maintains an office or leases real property.

                  4. The Subsidiary has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and proposed to be conducted. All of the issued and outstanding capital stock of the Subsidiary has been

Merrill Lynch International
CIBC World Markets plc
Thomas Weisel Partners LLC
______________ __, 2001
Page 5


         duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, to our knowledge, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of the Subsidiary arising under the Delaware General Corporation Law, the Subsidiary's Certificate of Incorporation or the Subsidiary's By-laws or, to our knowledge, any agreement to which the Subsidiary is a party.

                  5. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreements or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectuses or pursuant to the exercise of convertible securities, options or warrants referred to in the Prospectuses); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company arising under the Delaware General Corporation Law, the Company's Certificate of Incorporation, the Company's By-laws or, to our knowledge, any agreement to which the Company is a party.

                  6. The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreements, and, when issued and delivered by the Company pursuant to the Purchase Agreements, against payment of the consideration set forth in the Purchase Agreements, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

                  7. The issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company arising under the Delaware General Corporation law, the Company's Certificate of Incorporation, By-laws or, to our knowledge, any agreement to which the Company is a party.

                  8. The Purchase Agreements have been duly authorized, executed and delivered by the Company.

                  9. The Registration Statement, the Prospectuses and each amendment or supplement to the Registration Statement and the Prospectuses as of their respective effective or issue dates (other than the financial statements and supporting schedules

Merrill Lynch International
CIBC World Markets plc
Thomas Weisel Partners LLC
______________ __, 2001
Page 6


         included therein or omitted therefrom, as to which we express no opinion) complied as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                  10. The form of certificate filed with the Commission used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Company's Certificate of Incorporation and By-laws and the requirements of the Nasdaq National Market.

                  11. The information in the Prospectuses under "Description of Capital Stock--Common Stock," "Description of Capital Stock--
         Preferred Stock," "Business--Legal Proceedings," and "Management," to the extent that such statements purport to summarize legal matters, the Company's Certificate of Incorporation and the Company's By-laws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

                  12. To our knowledge, there are no statutes or regulations that are required to be described in the Prospectuses that are not described as required.

                  13. All descriptions in the Registration Statement of contracts and other documents to which the Company is a party are accurate in all material respects; and we do not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectuses which are not filed or described as required.

                  14. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under the Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states or any non-U.S. jurisdiction, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreements or for the offering, issuance, sale or delivery of the Securities. The execution, delivery and performance of the Purchase Agreements and the consummation of the transactions contemplated in the Purchase Agreements and in the Registration Statement (including the issuance and sale of the Securities) and compliance by the Company with its obligations under the Purchase Agreements do not and will not, whether with or without the giving of notice or lapse of time or both, contravene or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the

Merrill Lynch International
CIBC World Markets plc
Thomas Weisel Partners LLC
______________ __, 2001
Page 7



         Company or the Subsidiary pursuant to, any agreement that is filed as an exhibit to the Registration Statement, nor will such action result in any violation of the provisions of the Certificates of Incorporation or By-laws, or a violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court having jurisdiction over the Company, the Subsidiary, or any of their respective properties, assets or operations (except that we express no opinion as to state securities laws or, with respect to this paragraph, federal antifraud laws).

                  15. To our knowledge, except as disclosed in the Registration Statement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement.

                  16. The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

                  17. We do not know of any legal or governmental proceedings pending or overtly threatened to which the Company or the Subsidiary is a party or to which any of their respective property is subject that are required to be described in the Registration Statement or the Prospectuses and are not so described therein. In making the statements in this paragraph, we have not searched the dockets of any courts or governmental authorities.

                           --------------------------

         The Registration Statement has become effective under the Act and, to our knowledge, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before or threatened by the Commission.

         In the course of the preparation of the Registration Statement and the Prospectuses, we have participated in conferences with officers, employees and other representatives of the Company, Arthur Andersen LLP, the Company's independent public accountants, Buc & Beardsley, regulatory counsel to the Company, and your representatives and counsel concerning the information contained in the Registration Statement and the Prospectuses. We have not, however, independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration

Merrill Lynch International
CIBC World Markets plc
Thomas Weisel Partners LLC
______________ __, 2001
Page 8


Statement and the Prospectuses. Based on our participation as described above, nothing has come to our attention that would lead us to believe that the Registration Statement (except for financial statements, financial statement schedules, and other financial data included therein, as to which we make no statement), at the time it became effective, contained an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectuses (except for financial statements, financial statement schedules, and other financial data included therein, as to which we make no statement), as of the date of such Prospectuses or as of the date hereof, included or include an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         This opinion is being furnished to you solely for your benefit in connection with the transactions contemplated by the Purchase Agreements and may not be used for any other purpose or relied upon by any person other than you. Except with our prior written consent, the opinions herein expressed are not to be used, circulated, quoted or otherwise referred to in connection with any transactions other than those contemplated by the Purchase Agreements by or to any other person.

                                     Very truly yours,



                                     TESTA, HURWITZ & THIBEAULT, LLP

                                                                       Exhibit B


                FORM OF OPINION OF PATENT COUNSEL TO THE COMPANY
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)



                               _____________, 2001



       We are patent counsel to EXACT Sciences Corporation, a Delaware corporation (referred to herein as the "Company"). This opinion is being furnished to you pursuant to that certain Purchase Agreement dated , 2001 (the "Agreement") relating to the sale by the Company of shares of its Common Stock. Unless otherwise defined herein, the definition of the capitalized terms used herein shall be the same as those in the Agreement.

       We are familiar generally with the technology used by the Company in its business and that is the subject of issued patents, and pending patent applications listed in SCHEDULE A hereto. We have read the sections of the Registration Statement under the captions "Risk Factors--To the extent we cannot enforce and protect our intellectual property rights, our business may suffer" and "Business--Patents and Intellectual Property" (collectively, the "Intellectual Property Sections"), referring to patents, trade secrets, trademarks, service marks or other proprietary information or materials.

       In rendering the following opinion, we have not conducted, nor have we been requested to conduct, a specific search, investigation, or evaluation with respect to the enforceability or validity of any patents owned or licensed by the Company; or third party infringement of any claim of any patent; nor have we conducted, or been requested to conduct, any other specific search, investigation, or evaluation.

       Based upon the foregoing, we are of the opinion that:

       (i) The statements in the Registration Statement and the Prospectuses under the captions "Risk Factors--To the extent we cannot enforce and protect our intellectual property rights, our business may suffer" and "Business--Patents and Intellectual Property" (collectively, the "Intellectual Property Sections") insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, are accurate and fairly summarize the matters referred to therein.

       (ii) To the best of our knowledge, there are no pending or threatened actions, suits or proceedings against or affecting any patents, patent licenses, trademarks, or other proprietary intellectual property rights ("INTELLECTUAL PROPERTY") owned or used by the Company or necessary to conduct the business now or proposed to be conducted by it as described in the Prospectuses, to which the Company is a party or to which any of the properties of the Company is subject, except as disclosed in the Registration Statement and the Prospectuses.

       (iii) To the best of our knowledge, the Company has not received any notice of infringement or alleged infringement by the Company or conflict with asserted rights of others with respect to Intellectual Property, except as disclosed in the Registration Statement and the Prospectuses.

       (iv) Although we have not verified the accuracy or completeness of statements contained in the Registration Statement, nothing has come to our attention that would lead us to believe (1) that the Intellectual Property Sections in the Registration Statement at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein not misleading or (2) that the Intellectual Property Sections in the Prospectuses or any amendment or supplement thereto, at the time the Prospectuses was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.



                                       Very truly yours,




                                       TESTA, HURWITZ & THIBEAULT, LLP

               FORM OF LOCK-UP AGREEMENT PURSUANT TO SECTION 5(i)

                                                                     Exhibit C-1


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
CIBC Worldmarkets and
Thomas Weisel Partners
  as U.S. Representatives of the several
  U.S. Underwriters to be named in the
  within-mentioned U.S. Purchase Agreement
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
North Tower
World Financial Center
250 Vesey Street
New York, New York 10281


         Re:  PROPOSED PUBLIC OFFERING BY EXACT CORPORATION

Dear Sirs:

       The undersigned, a stockholder of Exact Corporation (the "COMPANY"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MERRILL LYNCH") and CIBC World Markets and Thomas Weisel Partners propose to enter into a U.S. Purchase Agreement (the "U.S. PURCHASE AGREEMENT") with the Company providing for the public offering of shares (the "SECURITIES") of the Company's common stock, par value $.01 per share (the "COMMON STOCK"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the U.S. Purchase Agreement that, during the period commencing on the date of the U.S. Purchase Agreement (the "Commencement Date") and ending 180 days thereafter, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of

1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise; provided, however, that the undersigned may transfer shares of Common Stock or options to purchase shares of Common Stock (i) if the undersigned is an individual, pursuant to a bona fide gift to the undersigned's immediate family members, trusts for the benefit of such person or immediate family members and partnerships in which such person and immediate family members are the only partners and (ii) if the undersigned is a corporation, partnership, limited liability company or other form of business entity, to a partner or member of such entity or the estate of any such partner or member, or to an affiliate of the undersigned, in each case, only if such transferee executes and delivers to Merrill Lynch an agreement in the same form and content, and with the same expiration date, as this agreement; and PROVIDED FURTHER, HOWEVER, that the undersigned may (X) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer, directly or indirectly, shares of Common Stock that the undersigned purchases in the open market after the Commencement Date (the "Freely Tradable Shares") without any restrictions or (Y) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of Freely Tradable Shares.

       This Agreement shall lapse and become null and void if the Commencement Date shall not have occurred on or before March 31, 2001.



                                       Very truly yours,


                                       Signature:
                                                 ------------------------------

               FORM OF LOCK-UP AGREEMENT PURSUANT TO SECTION 5(i)

                                                                     Exhibit C-2

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
CIBC Worldmarkets and
Thomas Weisel Partners
  as U.S. Representative(s) of the several
  U.S. Underwriters to be named in the
  Within-mentioned U.S. Purchase Agreement
c/o  Merrill Lynch & Co.
       Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated
North Tower
World Financial Center
250 Vesey Street
New York, New York 10281


          Re:  PROPOSED PUBLIC OFFERING BY EXACT CORPORATION

Dear Sirs:

       The undersigned, a stockholder of Exact Corporation (the "COMPANY"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MERRILL LYNCH") and CIBC World Markets and Thomas Weisel Partners propose to enter into a U.S. Purchase Agreement (the "U.S. PURCHASE AGREEMENT") with the Company providing for the public offering of shares (the "SECURITIES") of the Company's common stock, par value $.01 per share (the "COMMON STOCK"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the U.S. Purchase Agreement that, during the period commencing on the date of the U.S. Purchase Agreement (the "Commencement Date") and ending 180 days thereafter, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise; provided, however, that the undersigned may transfer shares of Common Stock or options to purchase shares of Common Stock (i) if the undersigned is an individual, pursuant to a bona fide gift to the undersigned's immediate family members, trusts for the benefit of such person or immediate family members and partnerships in which such person and immediate family members are the only partners and (ii) if the undersigned is a corporation, partnership, limited liability company or other form of business entity, to a partner or member such entity or the estate of any such partner or member, or to an affiliate of the undersigned, in each case, only if such transferee executes and delivers to Merrill Lynch an agreement in the same form and content, and with the same expiration date, as this agreement.

       This Agreement shall lapse and become null and void if the Commencement Date shall not have occurred on or before March 31, 2001.



                                       Very truly yours,


                                       Signature:
                                                 -------------------------------

                                                                       Exhibit D


                 FORM OF OPINION OF COMPANY'S REGULATORY COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)


                                 _________, 2001


Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
CIBC World Markets Corp.
Thomas Weisel Partners LLC
As Representatives of the several U.S. Underwriters
c/o Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
    250 Vesey Street
    New York, NY  10281-1327

         Re:  EXACT Sciences Corporation
              SHARES OF COMMON STOCK

Ladies and Gentlemen:

       We have acted as special regulatory counsel for EXACT Sciences Corporation, a Delaware corporation (the "COMPANY"), with respect to U.S. Food and Drug Administration ("FDA") regulatory matters in connection with the sale by the Company to the several underwriters (the "U.S. UNDERWRITERS") named in
SCHEDULE I to the U.S. Purchase Agreement dated __________, 2001 (the "U.S. PURCHASE AGREEMENT") among you, as Representatives of the Underwriters, and the Company of an aggregate of ________ shares (the "INITIAL U.S. SECURITIES") of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), and up to an aggregate of ___ shares of Common Stock issuable pursuant to an over-allotment option granted to the U.S. Underwriters, (the "U.S. OPTION SECURITIES," and together with the Initial U.S. Securities, the "U.S. SECURITIES") and the sale by the Company to Merrill Lynch International, CIBC World Markets plc, and Thomas Weisel Partners LLC pursuant to the International Purchase Agreement, dated January__, 2001 (the "INTERNATIONAL PURCHASE AGREEMENT", and together with the U.S. Purchase Agreement, the "PURCHASE AGREEMENTS"), among the Company and the International Managers of ___ shares (the "INITIAL INTERNATIONAL SECURITIES") of the Common Stock and up to an aggregate of __ shares of Common Stock issuable pursuant to an over-allotment option granted to the International Managers (the "INTERNATIONAL OPTION SECURITIES", and together with the Initial International Securities, the "INTERNATIONAL SECURITIES"). The Initial U.S. Securities and the Initial International Securities are hereinafter called the "INITIAL SECURITIES", the U.S. Option Securities and the International Option Securities are hereinafter called the "OPTION SECURITIES" and the U.S. Securities and the International Securities are hereinafter called the "SECURITIES."

       This opinion is furnished to you pursuant to Section 5(b) of each of the Purchase Agreements.

       We have examined the statements included under the captions "Risk
Factors: If we fail to obtain the approval of the FDA, or comply with other FDA requirements, we may not be able to market our products and services and may be subject to stringent penalties" and "Business: Government Regulation" that summarize provisions of the Federal Food, Drug, and Cosmetic Act ("FDCA"), in

              (i) the Company's Registration Statement on Form S-1 (File No. 333-48812) relating to the Securities, filed with the Securities and Exchange Commission (the "COMMISSION") on October 27, 2000 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), Amendment No. 1 thereto filed with the Commission on December 4, 2000, Amendment No. 2 thereto filed with the Commission on December 7, 2000, Amendment No. 3 thereto filed with the Commission on December 26, 2000, and Amendment No. 4 thereto filed with the Commission on January __, 2001 (such registration statement, as so amended, being hereinafter referred to as the "REGISTRATION STATEMENT"); and

              (ii) the final U.S. prospectus (the "U.S. PROSPECTUS"), dated January __, 2001, and the final international prospectus (the "INTERNATIONAL PROSPECTUS", and together with the U.S. Prospectus, the "PROSPECTUSES"), dated January __, 2001, each relating to the Securities, in the forms filed with the Commission pursuant to Rule 424(b) of the General Rules and Regulations under the Securities Act.

              Based on and subject to the foregoing, we are of the opinion that:

              1. The statements included under the captions "Risk Factors: If we fail to obtain the approval of the FDA, or comply with other FDA requirements, we may not be able to market our products and services and may be subject to stringent penalties" and "Business: Government Regulation" that summarize provisions of the Federal Food, Drug, and Cosmetic Act ("FDCA") and implementing regulations thereunder, are correct in all material respects and do not omit to summarize applicable provisions of the FDCA or implementing regulations necessary to make those statements not misleading.

              2. To our knowledge, there are no FDA statutes or regulations that are required to be described in the Prospectuses that are not described as required.

       In addition, although we have made no independent inquiry, nothing has come to our attention that leads us to believe that the statements in the Prospectus under the captions "Risk Factors: If we fail to obtain the approval of the FDA, or comply with other FDA requirements, we may not be able to market our products and services and may be subject to stringent penalties" and "Business: Government Regulation" contain any untrue statement of a material fact relating to the Company or omit to state any material fact relating to the Company which is necessary to make the statements therein not misleading. As to the matters addressed in this paragraph, we have relied without independent investigation upon the certificate of the Company attached hereto as Appendix I.

       This opinion is being furnished to you solely for your benefit in connection with the transactions contemplated by the Purchase Agreements and may not be used for any other purpose or relied upon by any person other than you. Except with our prior written consent, the opinions herein expressed are not to be used, circulated, quoted, filed with a governmental agency or otherwise referred to in connection with any transactions other than those contemplated by the Purchase Agreements by or to any other person. This opinion is limited to the matters stated herein, and no opinion or belief is implied or may be inferred beyond the matters expressly stated herein.


                                       Very truly yours,




                                       BUC & BEARDSLEY

                                                                      Appendix 1


                           Certificate of the Company

                                TABLE OF CONTENTS

                                                                                                                    PAGE
         SECTION 1.            Representations and Warranties.........................................................3

                  (a)      REPRESENTATIONS AND WARRANTIES BY THE COMPANY..............................................3
                           (i)      Compliance with Registration Requirements.........................................4
                           (ii)     Independent Accountants...........................................................5
                           (iii)    Financial Statements..............................................................5
                           (iv)     No Material Adverse Change in Business............................................5
                           (v)      Good Standing of the Company......................................................5
                           (vi)     Good Standing of Subsidiaries.....................................................6
                           (vii)    Capitalization....................................................................6
                           (viii)   Authorization of Agreement........................................................6
                           (ix)     Authorization and Description of Securities.......................................6
                           (x)      Absence of Defaults and Conflicts.................................................7
                           (xi)     Absence of Labor Dispute..........................................................7
                           (xii)    Absence of Proceedings............................................................7
                           (xiii)   Accuracy of Exhibits..............................................................8
                           (xiv)    Possession of Intellectual Property...............................................8
                           (xv)     Absence of Further Requirements...................................................8
                           (xvi)    Possession of Licenses and Permits................................................8
                           (xvii)   Title to Property.................................................................9
                           (xviii)  Investment Company Act............................................................9
                           (xix)    Environmental Laws................................................................9
                           (xx)     Registration Rights..............................................................10

                  (b)      OFFICER'S CERTIFICATES....................................................................10

         SECTION 2.            Sale and Delivery to U.S. Underwriters; Closing.......................................10

                  (a)      INITIAL SECURITIES........................................................................10
                  (b)      OPTION SECURITIES.........................................................................10
                  (c)      PAYMENT...................................................................................11
                  (d)      DENOMINATIONS; REGISTRATION...............................................................11

         SECTION 3.            Covenants of the Company..............................................................12


         SECTION 4.            Payment of Expenses...................................................................15

                  (a)      PAYMENT OF EXPENSES.......................................................................15
                  (b)      TERMINATION OF AGREEMENT..................................................................16

         SECTION 5.            Conditions of U.S. Underwriters' Obligations..........................................16


         SECTION 6.            Indemnification.......................................................................19

                  (a)      INDEMNIFICATION OF U.S. UNDERWRITERS......................................................19

                  (b)      INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS........................................21
                  (c)      ACTIONS AGAINST PARTIES; NOTIFICATION.....................................................22
                  (d)      SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE........................................22
                  (e)      INDEMNIFICATION FOR RESERVED SECURITIES...................................................22

         SECTION 7.            Contribution..........................................................................23


         SECTION 8.            Representations, Warranties and Agreements to Survive Delivery........................24


         SECTION 9.            Termination of Agreement..............................................................24

                  (a)      TERMINATION; GENERAL......................................................................24
                  (b)      LIABILITIES...............................................................................25

         SECTION 10.           Default by One or More of the U.S. Underwriters.......................................25


         SECTION 11.           Notices...............................................................................26


         SECTION 12.           Parties...............................................................................26


         SECTION 13.           GOVERNING LAW AND TIME................................................................26


         SECTION 14.           Effect of Headings....................................................................26


SCHEDULES
         Schedule  A --    List of U.S. Underwriters
         Schedule  B --    Pricing Information
         Schedule  C-1 --  List of Persons and Entities (Other than Officers, Directors and 10% Stockholders of the
                            Company) Subject to Lock-up
         Schedule  C-2 --  List of Officers, Directors and 10% Stockholders of the Company Subject to Lock-up

EXHIBITS
         Exhibit  A --     Form of Opinion of Company's Counsel
         Exhibit  B --     Form of Opinion of Patent Counsel to the Company
         Exhibit C-1 --    Form of Lock-up Agreement for Stockholders Who Are Not
                           Officers, Directors or 10% Stockholders of the Company
         Exhibit C-2 --    Form of Lock-up Agreement for Stockholders Who Are Officers,
                           Directors, or 10% Stockholders of the Company
         Exhibit D --      Form of Opinion of Company's Special Regulatory Counsel